SEMIANNUAL Report
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                                [GRAPHIC OMITTED]









                          Patriot Global Dividend Fund
                                JANUARY 31, 1998






                           [LOGO] JOHN HANCOCK FUNDS
                      A Global Investment Management Firm

--------------------------------------------------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                  John Hancock Advisers International Limited
                                34 Dover Street
                             London, England w1x3ra

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                  Listed: New York Stock Exchange Symbol: PGD
                         John Hancock Closed-End Funds
                                 1-800-843-0090
                  -----------------------------------------------

===============================CHAIRMAN'S MESSAGE==============================

DEAR FELLOW SHAREHOLDERS:

The stock market astounded many in 1997 by producing a record-breaking third straight year of 20%-plus returns. Bond investors also enjoyed the benefits of a strong economy with no inflation. After such a remarkable peformance, many are wondering what the markets will do for an encore in 1998.

With only one month of the year under our belts as the Fund's period closed, no one was making any bets, especially given the rapid mood swings that occurred in January. While news on the domestic inflation and economic fronts remained good, investors were still trying to determine how much of the Asian financial crisis would filter through the U.S. economy and corporate profits. Each week, it seemed, investors either had on their rose colored glasses, or had taken them off. In February, fears seemed to dissipate, but the jury still appears to be out.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,

/s/Edward J. Boudreau, Jr.


EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                              Global Dividend Fund

               Strong bond market propels income-producing stocks

Income-producing stocks turned in a good performance over the past six months, thanks to an outstanding bond market, fueled by currency and economic turmoil in Southeast Asia and very low inflation indicators in the U.S. Because of their relatively large dividends, income-producing stocks tend to react to interest-rate moves in much the same way as fixed-coupon paying bonds: Their prices tend to rise as interest rates fall, and vice versa.

Although the period began on a sour note when investors pushed bond prices lower over fears of rising inflation, the bond market staged an impressive rally throughout the remainder of the period. Despite 20-year lows in the nation's unemployment level, U.S. economic growth wasn't robust enough to incite inflation -- which income-oriented investors dislike because it eats away at the value of their distributions. Furthermore, the Federal Reserve Board's refusal to hike rates, and the potential for Southeast Asia's economic problems to curtail growth in the United States, cheered investors who pushed bond yields lower and bond prices higher.

"...the bond market staged an impressive rally..."

For the six-month period ended January 31, 1998, John Hancock Patriot Global Dividend Fund had a total return of 10.11% at net asset value. By comparison, the 30-year Treasury bond returned 9.14% and the Dow Jones Utility Average returned 14.25% for the same six-month period.

[A 1 3/4" x 3 1/2" photo of the Patriot Management Team at bottom right. Caption reads "Fund management team members (l -r): Susan Kelly, Gregory Phelps, Mark Maloney and Pam Kustas".]

               John Hancock Funds - Patriot Global Dividend Fund

[Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top to right: Other 3%; Utilities 42%; Banks & Financials 41%; Industrials 11%; Oil & Gas 3%. A footnote below states "As a percentage of net assets on January 31, 1998."]

"...we continued to focus on maximizing yield..."

Strategy review

Throughout the period, we continued to focus on maximizing yield and maintaining a stable net asset value. The centerpiece of that strategy was our emphasis on preferred stocks, which totaled 78% of the Fund's net assets at the end of the period. Preferreds tend to be less volatile than either common stocks or Treasury bonds. That's particularly true of "cushion" preferreds, which offer above-average yields that cushion them against price swings. Overall, the Fund's emphasis on preferred and cushion-preferred stocks had a mixed impact on performance. While they augmented the Fund's yield, their price gains didn't keep pace with their common stock brethren, particularly in the utility sector. While the common stocks of utility companies posted some of their most impressive returns in decades, preferred utility stocks experienced only moderate gains.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Ford Motor Company followed by an up arrow and the phrase "Tender offer at attractive premium." The second listing is DTE Energy followed by an up arrow and the phrase "Favorable state regulatory environment." The third listing is PECO Energy followed by a down arrow and the phrase "Competition forces dividend cut." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

We also continued our preference for securities eligible for the dividends-received deduction (DRD). The supply of DRD-eligible securities -- which carry tax advantages for corporate investors -- has dwindled over the past several years, while demand for them has remained quite strong. That favorable supply/demand scenario has provided a positive backdrop for DRD securities.

Our emphasis on domestically-oriented companies and foreign companies in developed, industrialized nations -- including Australia, Spain, Luxembourg and the United Kingdom -- shielded us from the problems that plagued Southeast Asian and Latin American stocks. Because all of our foreign holdings are denominated in U.S. dollars, we also were able to sidestep the fallout caused by the weak performance of foreign currencies relative to the greenback.

Winners  and laggards

Many of our best performers were from the electric utility and financial sectors -- which together made up the vast majority of the Fund's investments at the end of the period. Our electric holdings were buoyed by a more favorable legislative environment and investors' growing appetite for domestically-oriented companies. On the legislative front, several influential states set the stage for national competition. They offered up plans to allow more competition from out-of-state electric providers without stranding in-state utilities with costs incurred in previous expansions. Additionally, the "Asian contagion" set off a flight to safety, whereby investors favored companies such as electric providers that they

                John Hancock Funds - Patriot Global Dividend Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended January 31, 1998." The chart is scaled in increments of 3% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 10.11% total return for John Hancock Patriot Global Dividend Fund. The second represents the 9.14% total return for the the 30-year Treasury Bond. third represents the 14.25% total return for the Dow Jones Utility Average. Footnote below reads: "Total returns for John Hancock Patriot Global Dividend Fund are at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."]

viewed as being immunized against a slowing U.S. economy, should that slowdown occur. The rally in electric stocks proceeded nearly uninterrupted until January, when investors shifted their focus to faster-growing stocks. Among our electric utility standouts was DTE Energy. Michigan's regulatory environment is relatively favorable, which prevents DTE Energy from having to cut electric rates dramatically. What's more, the stock rose during the period thanks to the company's strong cash flow and plans for an aggressive stock repurchase program.

Lower interest rates, a buoyant stock market and a wave of consolidation boosted many of our financial services holdings. For example, our investment in Bear Stearns Companies preferred stock was among our biggest gainers during the period. The securities are DRD-eligible, have 10 years of call protection -- which means they can't be redeemed prematurely by the company -- and carry an attractive 6.15% coupon. One of our largest holdings was also one of our biggest winners. The preferred stock of Ford Motor Co. saw price gains thanks to the company's tender -- or offer to buy -- our holdings at a very attractive price.

"Our outlook is reasonably optimistic."

On the flip side, our detractors were limited to our small holdings in the common stock of PECO Energy. A competitor pushed for lower electric rates in Pennsylvania, forcing PECO to cut its dividend and curtail its plans for an aggressive stock repurchase program. However, we continued to hold on to PECO because we believe that its stock price has been punished unfairly given its business prospects.

Outlook
Our outlook is reasonably optimistic. In our view, there currently is no impetus for the Federal Reserve Board to raise interest rates in an effort to stave off inflation. What inflationary steam there was in the U.S. economy in 1997 seems to have been cooled by recent events in Southeast Asia. Stable interest rates would likely bode well for both the bond market and income-producing stocks. If we experience a meaningful slowdown in economic growth, the Fed might actually lower interest rates later this year, providing an even more attractive backdrop for income-producing stocks.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Patriot Global Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due, and owes on January 31, 1998. You'll also find the net asset value for each common share.

Statement  of Assets and Liabilities January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments at value - Note C:
Preferred stocks (cost - $135,406,723)..............     $145,028,792
Common stocks (cost - $34,306,336)..................       39,809,498
Short-term investments (cost - $1,280,236)..........        1,280,236
                                                         ------------
                                                          186,118,526
Receivable for investments sold.....................        2,539,365
Dividends receivable................................          893,786
Other assets........................................           13,957
                                                         ------------
           Total Assets.............................      189,565,634
           ----------------------------------------------------------
Liabilities:
Payable for investments purchased...................        2,542,313
DARTS dividend payable - Note A.....................          131,333
Common shares dividend payable......................           77,827
Payable to John Hancock Advisers, Inc
and affiliates - Note B.............................           13,956
Accounts payable and accrued expenses...............          293,066
                                                         ------------
           Total Liabilities........................        3,058,495
           ----------------------------------------------------------
Net Assets:

Dutch Auction Rate Transferable Securities Preferred
 Shares (DARTS) - Without par value, unlimited
 number of shares of beneficial interest authorized
 600 shares issued, liquidation preference of
 $100,000 per share - Note A........................       60,000,000
Common  Shares - Without  par value,  unlimited
 number of shares of  beneficial interest authorized,
 8,344,700 outstanding..............................      113,971,522
Accumulated net realized  loss on  investments......       (4,413,359)
Net  unrealized  appreciation  of investments.......       15,127,087
Undistributed net investment income.................        1,821,889
                                                         ------------
                         Net Assets applicable to
                         Common Shares ($15.16 per
                         share based on 8,344,700
                         shares outstanding)........      126,507,139
                                                         ------------
                         Net Assets                      $186,507,139
                         ============================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign withholding taxes of $22,416)    $6,797,749
Interest...............................................        74,925
                                                         ------------
                                                            6,872,674
                                                         ------------
Expenses:
Investment management fee - Note B....................         33,378
Administration fee - Note B...........................         37,508
DARTS and auction fees................................         14,191
Custodian fee.........................................         40,437
Printing..............................................         38,976
Auditing fee..........................................         33,271
Transfer agent fee....................................         17,210
Miscellaneous.........................................         11,293
Registration and filing fees..........................         10,505
Trustees' fees........................................         10,479
Legal fees............................................            954
                                                         ------------
                          Total Expenses..............      1,148,202
                          -------------------------------------------
                          Net Investment Income.......      5,724,472
                          -------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments sold................       (209,580)
Change in net unrealized appreciation/depreciation

  of investments......................................      7,089,547
                                                            ---------
                          Net Realized and Unrealized
                          Gain on Investments.........      6,879,967
                          -------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations...    $12,604,439
                          ===========================================
                          Distribution to DARTS.......     (1,269,037)
                          -------------------------------------------
                          Net Increase in Net Assets
                          Applicable to Common
                          Shareholders Resulting from
                          Operations Less DARTS
                          Distributions...............    $11,335,402
                         ============================================

                       See Notes to Financial Statements.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                     SIX MONTHS ENDED
                                                                                  YEAR ENDED         JANUARY 31, 1998
                                                                                  JULY 31, 1997      (UNAUDITED)
                                                                                  -------------      ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income......................................................        $11,760,317         $5,724,472
Net realized gain (loss) on investments sold...............................            246,639           (209,580)
Change in net unrealized appreciation/depreciation of investments..........          8,142,488          7,089,547
                                                                                   -----------         ----------
  Net Increase in Net Assets Resulting from Operations                              20,149,444         12,604,439
                                                                                   -----------         ----------
Distributions to Shareholders:
DARTS ($4,144 and $2,115 per share, respectively) - Note A.................         (2,486,179)        (1,269,037)
Common Shares - Note A
 Dividends from accumulated net investment income ($1.0500 and $0.5250 per
 share, respectively)......................................................         (8,761,434)        (4,380,662)
                                                                                   -----------        -----------
 Total Distributions to Shareholders.......................................        (11,247,613)        (5,649,699)
                                                                                   -----------         ----------
Net Assets:*
Beginning of period........................................................        170,650,568        179,552,399
                                                                                   -----------        -----------
End of period (including undistributed net investment income
 of $1,747,116 and $1,821,889, respectively)...............................       $179,552,399       $186,507,139
                                                                                  ============       ============

*Analysis of Common Shareholder Transactions:



                                                                                                       SIX MONTHS ENDED
                                                                            YEAR ENDED                 JANUARY 31, 1998
                                                                            JULY 31, 1997                (UNAUDITED)
                                                                        ----------------------    -------------------------
                                                                          SHARES      AMOUNT        SHARES         AMOUNT
                                                                        -----------  ---------    ----------     ----------
Beginning of period..................................                  8,344,700  $114,080,324     8,344,700   $113,971,522
Reclassification of capital accounts.................                     --          (108,802)       --              --
                                                                       ---------   -----------    ---------     -----------
End of period........................................                  8,344,700  $113,971,522    8,344,700    $113,971,522
                                                                       =========   ===========    =========     ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to the sale of Common Shares and DARTS. The footnote illustrates any reclassification of share capital amounts, the number of Common Shares, and DARTS sold and outstanding at the end of the last two periods, along with the corresponding dollar value.


                       See Notes to Financial Statements.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Patriot Global Dividend Fund

Financial Highlights
Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios, and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                             YEAR ENDED JULY 31,                                    SIX MONTHS ENDED
                                              --------------------------------------------------------------------- JANUARY 31, 1998
                                                1993(1)         1994             1995             1996       1997        (UNAUDITED)
                                              ---------       ---------         ---------      ---------   -----------  ------------
Common Shares
 Per Share Operating Performance
 Net Asset Value, Beginning of Period........     $13.95         $15.42           $12.31          $13.04      $13.26        $14.33
                                               ---------      ---------        ---------       ---------   ---------     ---------
 Net Investment Income.......................      1.21           1.35             1.55            1.43        1.41(2)       0.69(2)
 Net Realized and Unrealized Gain (Loss)
 on Investments..............................      1.73          (2.52)            0.67            0.15        1.01          0.82
                                               ---------      ---------        ---------       ---------   ---------     ---------
 Total from Investment Operations............      2.94          (1.17)            2.22            1.58        2.42          1.51
                                               ---------      ---------        ---------       ---------   ---------     ---------
Less Distributions:
 Dividends to DARTS Shareholders.............     (0.17)         (0.25)           (0.33)          (0.31)      (0.30)        (0.15)
 Dividends from Accumulated Net Investment Income
 to Common Shareholders......................     (1.03)         (1.11)           (1.16)          (1.05)      (1.05)        (0.53)
 Distributions to Common Shareholders from Net
 Realized Short-Term Gain on Investments.....      --            (0.54)             --              --          --            --
 Distributions in Excess of Accumulated Net
 Investment Income...........................      --            (0.04)             --              --          --            --
                                               ---------      ---------        ---------       ---------   ---------     ---------
Total Distributions..........................     (1.20)         (1.94)           (1.49)          (1.36)      (1.35)        (0.68)
                                               ---------      --------         ---------       ---------   ---------     ---------
DARTS and Common Shares Offering Costs.......     (0.14)          --               --              --          --            --
                                               ---------      ---------        ---------       ---------   ---------     ---------
DARTS Underwriting Discounts.................     (0.13)          --               --              --          --            --
                                               ---------      ---------        ---------       ---------   ---------     ---------
Net Asset Value, End of Period...............  $  15.42         $12.31           $13.04          $13.26      $14.33        $15.16
                                               =========      =========        =========       =========   =========     =========
Per Share Market Value, End of Period........   $15.000        $12.000          $12.250         $12.375     $12.938       $13.438
Total Investment Return at Market Value......     7.26%        (10.06%)          13.12%           9.65%      13.53%        8.10%(7)
Ratios and Supplemental Data
  Net Assets Applicable to Common Shares,
  End of Period (000s omitted)...............  $128,673       $102,690         $108,824        $110,651    $119,552      $126,507
  Ratio of Expenses to Average Net Assets (3).    1.22%          1.27%            1.26%           1.27%       1.27%        1.25%(8)
  Ratio of Net Investment Income to Average
  Net Assets (3).............................     6.06%          6.42%            8.01%           6.91%       6.69%      6.25%(8)
  Portfolio Turnover Rate....................       98%            39%              96%             38%         28%         17%
Average Brokerage Commission Rate (6)........       N/A            N/A              N/A             N/A     $0.0647       $0.0700
Senior Securities
  Total DARTS Outstanding (000s omitted)....    $60,000        $60,000          $60,000         $60,000     $60,000       $60,000
  Asset Coverage per Unit (4)................  $311,065       $267,019         $278,812        $283,164    $295,948      $309,217
  Involuntary Liquidation Preference
  per Unit (5)...............................  $100,000       $100,000         $100,000        $100,000    $100,000      $100,000
  Approximate Market Value per Unit (5)......  $100,000       $100,000         $100,000        $100,000    $100,000      $100,000

(1)  For the period August 1, 1992 (commencement of operations) to July 31, 1993.
(2)  Based on the average shares outstanding at the end of each month.
(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.
(4) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(5)  Plus accumulated and unpaid dividends.
(6)  Per portfolio share traded. Required for fiscal years that began
     September 1, 1995, or later.
(7)  Not Annualized.
(8)  Annualized.













The Financial Highlights summarizes the impact of the following factors on a single Common Share for each period indicated: net investment income, gains (losses), and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed during the periods. It also shows the total investment return for the periods based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.
                       See Notes to Financial Statements.
                                       8

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund

Schedule of Investments
January 31, 1998 (Unaudited)
-------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend Fund on January 31, 1998. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                     MARKET
ISSUER DESCRIPRION                             NUMBER OF SHARES      VALUE
------------------                             ----------------      -----
PREFERRED STOCKS
Automobile/Trucks (7.37%)
  Ford Motor Co., 8.25%,
  Depositary Shares, Ser B...........               180,000         5,625,000
  General Motors Corp., 9.12%,
  Depositary Shares, Ser G...........               113,414         3,267,741
  General Motors Corp., 9.125%,
  Depositary Shares, Ser B...........               184,500         4,843,125
                                                            --------------------
                                                                   13,735,866
                                                            --------------------
Banks - Foreign (6.33%)
  Australia and New Zealand Banking
   Group Ltd., 9.125% (Australia)....                99,900         2,772,225
  Banco Bilbao Vizcaya International
   (Gibraltar) Ltd., 9.75%, American
   Depositary Receipt (ADR) (Spain)..                91,200         2,536,500
  Indosuez Holdings S.C.A., 10.375%,
   Gtd Ser A, ADR (Luxembourg), (R)..               157,100         4,339,888
  National Westminster Bank PLC,
   10.64 %, Ser A (United Kingdom)...                40,000         1,077,500
  Santander Overseas Bank, Inc.,
   8.70% Gtd Ser B...................                41,600         1,086,800
                                                            --------------------
                                                                   11,812,913
                                                            --------------------

Banks - United States (12.92%)
 ABN AMRO North America, Inc.,
  6.59%, Ser H, (R)..................                 5,000         5,450,000
 ABN AMRO North  America, Inc.,
  8.75%,  Ser A, (R).................                   540           631,800
 Chase Manhattan  Corp., 10.84%,
  Ser C..............................               179,700         5,537,006
Banks - United States (continued)
 Citicorp, 7.75%, Depositary Shares,
  Ser 22.............................                70,300        $1,898,100
 Fleet Financial Group, Inc., 6.75%,
  Ser VI.............................                40,000         2,200,000
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares..................               185,000         5,099,063
 J.P. Morgan & Company Inc., 6.625%,
  Depositary Shares, Ser H...........                60,000         3,285,000
                                                            --------------------
                                                                   24,100,969
                                                            --------------------
Broker Services (8.40%)
 Bear Stearns Companies, Inc., 6.15%,
  Ser E..............................                93,000         4,766,250
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A...........               168,000         5,386,500
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares..................               100,000         5,512,500
                                                            --------------------
                                                                   15,665,250
                                                            --------------------
Conglomerates (0.78%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A...................                51,000         1,459,875
                                                            --------------------
Equipment Leasing  (2.34%)
 AMERCO, 8.50%, Ser A................               162,000         4,353,750
                                                            --------------------
Financial Services (2.14%)
 Entergy London Cap L.P., 8.625%.....                60,000         1,533,750
 MBNA Corp., 7.50%, Ser A...........                 92,000         2,449,500
                                                            --------------------
                                                                    3,983,250
                                                            --------------------
Insurance (8.50%)
 Provident Companies, Inc., 8.10%,
 Depositary Shares...................                60,000         1,503,750
 Travelers Group, Inc., 6.213%.......                90,000         4,657,500
 Travelers Group, Inc., 6.231%,
  Depositary Shares, Ser H...........                85,200         4,334,550
 Travelers Group, Inc., 8.40%,
  Depositary Shares, Ser K...........               191,000         5,359,938
                                                            --------------------
                                                                   15,855,738
                                                            --------------------

                       See Notes to Financial Statements.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund

                                                                    MARKET
ISSUER DESCRIPTION                        NUMBER OF SHARES          VALUE
------------------                        ----------------          -----

Media (1.37%)
 Shaw Communications Inc., 8.45%,
  Series A (Canada)..................        99,600            $2,546,025
                                                              -----------
Oil & Gas (2.67%)
  Elf Overseas Ltd., 8.50%, Gtd Ser A
   (Cayman Islands)..................       113,000             2,966,250
 Lasmo PLC, 10.00%, Ser A, ADR
  (United Kingdom)...................        77,000             2,021,250
                                                              -----------
                                                                4,987,500
                                                              -----------
Paper & Paper Products (3.99%)
  Boise Cascade Corp., 9.40%,
   Depositary Shares, Ser F..........        62,000             1,557,750
  Bowater Inc., 8.40%,
  Depositary Shares, Ser C...........       225,000             5,892,188
                                                              -----------
                                                                7,449,938
                                                              -----------
Utilities (20.95%)
 Baltimore Gas & Electric Co.,
  6.99%, Ser 1995....................        10,000             1,145,000
 Coastal Corp.,
  $2.125, Ser H......................       175,100             4,475,992
 Commonwealth Edison Co.,
  $8.40, Ser A.......................        46,775             4,733,044
 Commonwealth Edison Co.,
  $8.40, Ser B.......................        12,165             1,230,944
 Consumers Energy Co.,
  $2.08 (Class A)....................        74,014             1,938,242
 Duke Power Co.,
  7.00%, Ser W.......................         9,700             1,117,632
 Duke Power Co.,
  7.85%, Ser S.......................        27,410             3,246,989
 El Paso Tennessee Pipeline Co.,
  8.25%, Ser A.......................       146,000             8,212,500
 Jersey Central Power & Light Co.,
  7.52%, Ser K.......................        28,000             2,898,000
 Narragansett Electric Co.,
  6.95%..............................        32,000             1,792,000
 PSI Energy, Inc., 6.875%............        42,500             4,728,125
 Public Service Electric & Gas Co.,
  6.92%..............................         7,000               771,750
 South Carolina Electric & Gas Co.,
  6.52%..............................        25,000             2,787,500
                                                              -----------
                                                               39,077,718
                                                              -----------
        TOTAL PREFERRED STOCKS
           (Cost $135,406,723)             (77.76%)           145,028,792
                                            ------            -----------

                                                                   MARKET
ISSUER DESCRIPTION                        NUMBER OF SHARES          VALUE
------------------                        ----------------         ------

COMMON STOCKS
Utilities (21.34%)
 Allegheny Energy Inc................        57,200            $1,751,750
 Boston Edison Co....................        55,000             2,048,750
 Consolidated Edison Inc.............        51,000             2,106,938
 Delmarva Power & Light Co...........       110,500             2,368,844
 Dominion Resources, Inc.............        35,500             1,415,563
 DTE Energy Corp.....................        49,900             1,790,163
 Florida Progress Corp. .............        35,000             1,340,938
 Houston Industries, Inc. ...........        69,600             1,818,300
 IES Industries, Inc.................        73,000             2,678,188
 KeySpan Energy Corp.................        29,000               987,813
 MidAmerican Energy Holdings Co. ....       255,000             5,275,313
 Nevada Power Co. ...................        38,000               940,500
 PECO Energy Co. ....................        40,000               757,500
 Potomac Electric Power Co. .........        85,000             2,114,375
 Public Service Enterprise Group, Inc.      129,000             3,999,000
 Puget Sound Energy, Inc. ...........       187,800             5,258,400
 Washington Water Power Co. .........        80,000             1,740,000
 WPL Holdings Inc. ..................        44,200             1,417,163
                                                              -----------





                  TOTAL COMMON STOCKS
                   (Cost $34,306,336)      (21.34%)            39,809,498
                                            ------           ------------






                                      INTEREST        PAR VALUE
                                      RATE            (000s OMITTED)
                                      ----            --------------

SHORT-TERM INVESTMENTS
Commercial Paper (0.69%)
Chevron USA Inc., 02-01-98              5.55%           $1,280         1,280,236
                                                                    ------------
                 TOTAL SHORT-TERM INVESTMENTS           (0.69%)        1,280,236
                                                       --------     ------------
                            TOTAL INVESTMENTS          (99.79%)      186,118,526
                                                       --------     ------------
            OTHER ASSETS AND LIABILITIES, NET           (0.21%)          388,613
                                                       --------     ------------
                             TOTAL NET ASSETS         (100.00%)     $186,507,139
                                                       ========     ============

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $10,421,688 or 5.59% of net assets as of January 31, 1998.

Parenthetical disclosure of a foreign country in the security description
represents  country  of  foreign  issuer;  however,   security  is  U.S.  dollar
denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                        See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES
John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $3,204,405 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires July 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through January 31, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.94% to 4.26% during the period ended January 31, 1998.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The

                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund

Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

In addition, the Adviser has a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser. Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will furnish the Adviser with international portfolio management assistance. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to 0.05% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of PaineWebber Incorporated, which acted as an underwriter of the Fund's Common Shares.

Each unaffiliated Trustee is entitled as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At January 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,856.

NOTE  C  --
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended January 31, 1998, aggregated $30,330,112 and $29,689,905, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended January 31, 1998. The cost of investments owned at January 31, 1998 (including short-term investments) for federal income tax purposes was $172,586,744. Gross unrealized appreciation and depreciation of investments aggregated $14,339,209 and $807,427, respectively, resulting in net unrealized appreciation of $13,531,782.

                   John Hancock Funds - Patriot Global Dividend Fund

INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

The Fund's  non-fundamental  investment  policy  with  respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares on the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

                John Hancock Funds - Patriot Global Dividend Fund

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

                                     NOTES

               John Hancock Funds - Patriot Global Dividend Fund

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